Exhibit 10.1

$500,000,000 Earthstone Energy Holdings, LLC 9.875% Senior Notes due 2031 PURCHASE AGREEMENT Dated: June 27, 2023

TABLE OF CONTENTS

EXHIBITS
Exhibit A –    Initial Purchasers
Exhibit B –    Guarantors
Exhibit C –    Pricing Term Sheet
Exhibit D –    Amendments; Issuer Free Writing Documents
$500,000,000
Earthstone Energy Holdings, LLC
9.875% Senior Notes due 2031
PURCHASE AGREEMENT
    June 27, 2023
Wells Fargo Securities, LLC
As Representative of the several Initial Purchasers named in Exhibit A hereto
c/o Wells Fargo Securities, LLC
550 South Tryon Street, 6th Floor
Charlotte, NC 28202

Ladies and Gentlemen:
Earthstone Energy Holdings, LLC, a Delaware limited liability company (the “Company”) confirms its agreement with Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Initial Purchasers named on Exhibit A hereto (collectively, the “Initial Purchasers,” which term shall also include any person substituted for an Initial Purchaser pursuant to Section 10 hereof), for whom Wells Fargo is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of $500,000,000 in aggregate principal amount of the Company’s 9.875% Senior Notes due 2031 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of June 30, 2023 (the “Indenture”) among the Company and the Guarantors referred to below, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Company’s obligation to pay principal and interest on the Securities, will be irrevocably and unconditionally guaranteed on an unsecured senior basis, by (i) the guarantors named on Exhibit B hereto and (ii) any subsidiary of the Company formed or acquired after the Closing Date (as defined below) that is required to provide a guarantee under the Indenture (a “Guarantee”), and their respective successors and assigns (together, the “Guarantors”). As used herein, the term “Securities” shall include the Guarantees, unless the context otherwise requires. Certain terms used in this purchase agreement (this “Agreement”) are defined in Section 15 hereof.
The Securities will be offered and sold to the Initial Purchasers without registration under the 1933 Act, in reliance on the exemption provided by Section 4(a)(2) of the 1933 Act. The Company and the Guarantors, have prepared a preliminary offering memorandum, dated June 27, 2023 (the “Preliminary Offering Memorandum”), the pricing term sheet attached hereto as Exhibit C (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum and a final offering memorandum, dated June 27, 2023 (the “Offering Memorandum”), setting forth information regarding the Company, Earthstone Energy, Inc. (the “Parent”) and the Securities. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time, together with the Pricing Term Sheet and any of the documents listed on Exhibit D hereto are collectively referred to as the “General Disclosure Package.” The Company and the Guarantors hereby confirm that they have authorized the use of the General Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers.
The Securities are being issued and sold in connection with the proposed acquisition (the “Novo Acquisition”) by the Company of 100% of the issued and outstanding equity interests of Novo Oil & Gas Holdings, LLC, a Delaware limited liability company (“Novo” and, together with its subsidiaries, the “Novo Entities,” and each, a “Novo Entity”), pursuant to that certain Securities Purchase Agreement, dated June 14, 2023 (together with the exhibits and schedules thereto, as amended, supplemented or otherwise modified, the “Novo Acquisition Agreement”), by and among Novo Oil & Gas Legacy Holdings, LLC, a Delaware limited liability company, Novo Intermediate, LLC, a Delaware limited liability company (collectively, the “Novo Sellers,” and each, a “Novo Seller”), Novo and the Company, following which Novo and its subsidiaries will become subsidiaries of the Company. Pursuant to an Acquisition and Cooperation Agreement, by and between the Company and Northern Oil and Gas, Inc. (“NOG”), immediately after the closing of the Novo Acquisition, NOG has agreed to acquire an undivided one-third interest in Novo’s oil and gas and related assets (the remaining two-third interest to be retained by the Company, the “Retained Assets”).
Subject to the terms of the Indenture, the Securities will be redeemed (the “Special Mandatory Redemption”) at a price equal to 100% of the initial issue price of the Securities, plus accrued and unpaid interest on the notes being redeemed, if any, from the Closing Date to, but excluding, the payment date of the Special Mandatory Redemption, in the event that (i) the consummation of the Novo Acquisition does not occur on or before August 28, 2023 (or such later date if the Outside Date (as defined in the Novo Acquisition Agreement) is extended pursuant to the terms of the Novo Acquisition Agreement) or (ii) the Company delivers a notice to the Trustee stating it has determined that it will not pursue the consummation of the Novo Acquisition. The Special Mandatory Redemption will be required to occur by a date no later than ten days after the Outside Date, upon three days’ notice.

Any reference to the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum shall be deemed to refer to and include all information filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the 1934 Act, on or prior to the date of the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum, as the case may be, and incorporated by reference therein. Any reference to the Preliminary Offering Memorandum, General Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the 1934 Act after the date of the Preliminary Offering Memorandum, General Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date, and incorporated by reference in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum. All documents filed under the 1934 Act and so deemed to be incorporated by reference into the Preliminary Offering Memorandum, General Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”
You have advised the Company that you will offer and resell (the “Exempt Resales”) the Securities purchased by you hereunder on the terms set forth in each of the General Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the 1933 Act (“QIBs”), and (ii) in compliance with Regulation S under the 1933 Act (“Regulation S”). Those persons specified in clauses (i) and (ii) of this paragraph are referred to herein as “Eligible Purchasers.”

SECTION 1. Representations and Warranties.
(a)    Representations and Warranties by the Company and the Guarantors. The Company and each Guarantor, jointly and severally, represents and warrants to each Initial Purchaser as of the date hereof, as of the Applicable Time, and as of the Closing Date referred to in Section 2(b) hereof, and agree with each Initial Purchaser, as follows:
(1)    Rule 144A Information. Each of the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information required by Rule 144A(d)(4) under the 1933 Act.
(2)    No Stop Orders. The Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.
(3)    No Material Misstatement or Omission. (i) The Preliminary Offering Memorandum, as of the date thereof, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the General Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Offering Memorandum, as of the date thereof, did not and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) each Issuer Free Writing Document (as defined below) set forth on Exhibit D, when taken together with the General Disclosure Package, did not, and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
The representations and warranties in the preceding paragraph do not apply to statements in or omissions from the Preliminary Offering Memorandum, the Offering Memorandum, the General Disclosure Package, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing made in reliance upon and in conformity with written information furnished to the Company or the Guarantors by such Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.
(4)    Exchange Act Reports. The Exchange Act Reports, as amended, incorporated in the General Disclosure Package or the Offering Memorandum, at the respective times they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder and did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(5)    Independent Accountants. Moss Adams LLP (“Moss Adams”) is an independent registered public accounting firm with respect to the Company and the Parent within the 1933 Act Regulations and as required by the 1933 Act and the applicable rules and guidance from the Public Company Accounting Oversight Board (United States) during each applicable period. Moss Adams is an independent registered public accounting firm with respect to Novo, Chisholm Energy Operating, LLC (“Chisholm Energy”) and Chisholm Energy Agent, Inc. (collectively with Chisholm Energy, “Chisholm”), within the 1933 Act Regulations and as required by the 1933 Act and the applicable rules and guidance from the American Institute of Certified Public Accountants (“AICPA”) during each applicable period. Deloitte & Touche LLP (“Deloitte”) is an independent registered public accounting firm with respect to Bighorn Asset Company, LLC (“Bighorn”) within the 1933 Act Regulations and as required by the 1933 Act and the applicable rules and guidance from the AICPA during each applicable period. Grant Thornton LLP (“Grant Thornton”) is an independent registered public accounting firm with respect to Titus Oil & Gas Production, LLC, a Delaware limited liability company, Titus Oil & Gas Corporation, a Delaware corporation, Lenox Minerals, LLC, a Delaware limited liability company, and Lenox Mineral Title Holdings, Inc., a Delaware corporation (collectively, “Titus I”) and (ii) Titus Oil & Gas Production II, LLC, a Delaware limited liability company, Lenox Minerals II, LLC, a Delaware limited liability company, and Lenox Mineral Holdings II, LLC, a Delaware limited liability company (together with Titus I, “Titus”), within the 1933 Act Regulations and as required by the 1933 Act and the applicable rules and guidance from the AICPA during each applicable period.
(6)    Financial Statements. The historical financial statements and related notes of Parent and its consolidated subsidiaries incorporated by reference in the General Disclosure Package and the Offering Memorandum present fairly in all material respects the financial position of Parent and its consolidated subsidiaries as of the dates shown and the results of operations and cash flows of Parent and its consolidated subsidiaries for the periods shown, and such financial statements have been prepared in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”), applied on a consistent basis; the historical financial statements and related notes of Novo, Chisholm and Bighorn as of the dates shown and the results of operations and cash flows of Novo, Chisholm and Bighorn incorporated by reference in the General Disclosure Package and the Offering Memorandum, to the knowledge of the Company and the Guarantors, present fairly in all material respects the financial position of Novo, Chisholm and Bighorn for the periods shown, as applicable, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis; the historical statements of revenues and direct operating expenses and related notes of certain oil and gas properties, interests and related assets acquired by the Company from Titus (the “Titus Assets”) for the periods specified, incorporated by reference in the General Disclosure Package and the Offering Memorandum, to the knowledge of the Company and the Guarantors, present fairly in all material respects the revenues and direct operating expenses associates with the Titus Assets, for the periods shown, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis; and the pro forma financial statements incorporated by reference in the General Disclosure Package and the Offering Memorandum have been prepared in accordance with the applicable accounting requirements of Regulation S-X under the 1933 Act, and the assumptions used in preparing the pro forma financial statements included or incorporated by reference in the General Disclosure Package and the Offering Memorandum provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect in all material respects the proper application of those adjustments to the corresponding historical financial statement amounts. Moss Adams has certified the audited financial statements of the Parent as of December 31, 2022 and December 31, 2021 and for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, incorporated by reference in the General Disclosure Package and the Offering Memorandum. Moss Adams has certified the audited consolidated financial statements of Novo as of and for the years ended December 31, 2022 and December 31, 2021, included in the General Disclosure Package and the Offering Memorandum. Moss Adams has certified the audited consolidated financial statements of Chisholm as of and for the years ended December 31, 2021 and December 31, 2020, incorporated by reference in the General Disclosure Package and the Offering Memorandum. Deloitte has certified the audited consolidated financial statements of Bighorn for the period from February 2, 2021 to December 31, 2021, incorporated by reference in the General Disclosure Package and the Offering Memorandum. Grant Thornton has certified the audited consolidated statements of revenues and direct operating expenses of Titus Assets as of and for the years ended December 31, 2021 and December 31, 2020, incorporated by reference in the General Disclosure Package and the Offering Memorandum. The other financial and statistical data of Parent and its consolidated subsidiaries included or incorporated by reference in the General Disclosure Package and the Offering Memorandum, together with the related schedules (if any) and notes thereto, present fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company and the Parent. The Company and the Parent do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Accounting Standards Codification 810 – Consolidation, as amended by Accounting Standards Update 2015-02), not disclosed in the General Disclosure Package or the Offering Memorandum. There are no financial statements that are required to be included in the General Disclosure Package or the Offering Memorandum that are not included as required. The financial statements required by Rule 3-05 of Regulation S-X and related notes relating to Bighorn, Chisholm and the Titus Assets incorporated by reference in the General Disclosure Package and the Offering Memorandum were audited, as described therein, by Moss Adams with respect to Chisholm, Grant Thornton with respect to the Titus Assets and Deloitte with respect to Bighorn, and such financial statements comply as to form in all material respects with the applicable accounting requirements of Regulation S-X and have been prepared in all material respects in conformity with GAAP applied on a consistent basis throughout the periods involved except as otherwise stated therein.
(7)    No Material Adverse Change in Business. Except as disclosed in or contemplated by the General Disclosure Package and the Offering Memorandum, since the end of the period covered by the latest audited financial statements included or incorporated by reference in the General Disclosure Package and the Offering Memorandum (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, any Guarantor and their respective subsidiaries, taken as a whole, that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company, or any Guarantor on any class of its capital stock, (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company, any Guarantor or any of their respective subsidiaries, (iv) there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company, any Guarantor or any of their respective subsidiaries other than transactions in the ordinary course of business, (v) there has been no obligation, direct or contingent, that is material to the Company, any Guarantor or any of their respective subsidiaries taken as a whole, incurred by the Company, any Guarantor or any of their respective subsidiaries, except obligations incurred in the ordinary course of business and (vi) neither the Company, any Guarantor, nor any of their respective subsidiaries has sustained any material loss or interference with its business from events of force majeure, including, but not limited to, fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.
(8)    Good Standing of the Company and the Parent. Each of the Company and the Parent, (i) has been duly incorporated or formed, as applicable, and is existing and in good standing under the laws of the state of its jurisdiction of organization, with the power and authority (corporate, limited liability company and other, as applicable) to own and/or lease its properties and conduct its business as described in the General Disclosure Package and the Offering Memorandum and (ii) is duly qualified to do business as a foreign limited liability company or corporation, as applicable, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except, in the case of clause (ii), to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company, the Guarantors and any of their respective subsidiaries, taken as a whole (a “Material Adverse Effect”).
(9)    Subsidiaries. Each subsidiary of the Company or any Guarantor has been duly incorporated or formed, as applicable, and is existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the limited liability company or corporate power and authority, as applicable, to own and/or lease its properties and conduct its business as described in the General Disclosure Package and the Offering Memorandum; and each subsidiary of the Company or any Guarantor is duly qualified to do business as a foreign limited liability company or corporation, as applicable, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing in such other jurisdictions would not have, individually or in the aggregate, a Material Adverse Effect; all of the issued and outstanding shares of capital stock and limited liability company interests, as the case may be, of each subsidiary of the Company or any Guarantor have been duly authorized and validly issued and (i) in the case of any subsidiary of the Company or any Guarantor that is a corporation, the shares of capital stock of such subsidiary are fully paid and nonassessable and (ii) in the case of any subsidiary of the Company or any Guarantor that is a limited liability company, the limited liability company interests of such subsidiary are fully paid (to the extent required under such subsidiary’s limited liability company agreement) and non-assessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act); and the limited liability company interests and shares of capital stock of each subsidiary owned by the Company or the Parent, directly or through subsidiaries, are owned free from liens, encumbrances and defects, except as set forth in the General Disclosure Package and the Offering Memorandum with respect to those arising under the Parent’s revolving credit facility.
(10)    Capitalization. The authorized, issued and outstanding capital stock of the Parent as of the date of this Agreement is as set forth in the column entitled “Actual” and in the corresponding line items under the caption “Capitalization” in the Preliminary Offering Memorandum and the Offering Memorandum (except for subsequent issuances, if any, pursuant to employee or director stock option, stock purchase or other equity incentive plans described in the General Disclosure Package and the Offering Memorandum or upon the exercise of options issued under such plans).
(11)    No Other Securities of Same Class. When the Securities and Guarantees are issued and delivered pursuant to this Agreement, such Securities and Guarantees will not be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the 1934 Act or that are quoted in a United States automated inter-dealer quotation system.
(12)    No Finder’s Fee. Except as disclosed in the General Disclosure Package and the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any Guarantor, on the one hand, and any person, on the other hand, that would give rise to a valid claim against the Company, any Guarantor or any Initial Purchaser for a brokerage commission, finder’s fee or other like payment in connection with the sale of the Securities pursuant to this Agreement.
(13)    No Registration. No registration under the 1933 Act of the Securities or the Guarantees, and no qualification of the Indenture under the 1939 Act with respect thereto, is required for the sale of the Securities and the Guarantees to you as contemplated hereby or for the initial resale of the Securities by you to the Eligible Purchasers, assuming the accuracy of the Initial Purchasers’ representations in this Agreement.
(14)    No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D under the 1933 Act or any manner involving a public offering within the meaning of Section 4(a)(2) under the 1933 Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, the Parent or any of their affiliates or any of their representatives (other than you, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Securities.
(15)    Regulation S Compliance. No directed selling efforts within the meaning of Rule 902 under the 1933 Act were or will be used by the Company, the Parent and their subsidiaries or any of their representatives (other than you, as to whom the Company and the Guarantors make no representation) with respect to Securities sold in reliance on Regulation S, and the Company, the Parent, any of their respective affiliates and any person acting on its or their behalf (other than you, as to whom the Company and the Guarantors makes no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the 1933 Act.
(16)    No Integration. None of the Company, any Guarantor or any other person acting on behalf of the Company or any Guarantor has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the 1933 Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(17)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.
(18)    Full Power. The Company and each Guarantor has full right, power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.
(19)    The Indenture. The Indenture has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity.
(20)    The Securities. The Securities have been duly authorized and, at the Closing Date, will have been duly executed by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.
(21)    The Guarantees. The Guarantees have been duly authorized by each of the Guarantors. When the Securities are delivered against payment therefor as provided in this Agreement, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.
(22)    Description of the Securities and Agreements. The Securities, the Guarantees and the Indenture conform and will conform in all material respects to the respective statements relating thereto contained in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum.
(23)    Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated therein and in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, including the issuance and sale of the Securities and the use of proceeds from the sale of the Securities as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Use of Proceeds,” and compliance by the Company and the Guarantors with their respective obligations under the Transaction Documents will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of the Guarantors or any of their respective subsidiaries pursuant to, (i) the charter, bylaws or similar Organizational Documents of the Company, each Guarantor or any of their respective subsidiaries, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company, any Guarantor or any of their respective subsidiaries is a party or by which the Company, any Guarantor or any of their respective subsidiaries is bound or to which any of the properties of the Company, any Guarantor or any of their respective subsidiaries is subject, except in the case of clauses (ii) and (iii) as would not reasonably be expected to have a Material Adverse Effect; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
(24)    Absence of Existing Defaults and Conflicts. Neither the Company, the Guarantors nor any of their respective subsidiaries is in violation of its respective charter, bylaws or similar Organizational Documents or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(25)    Transactions with Related Persons. No relationship, direct or indirect, exists between or among the Company, the Guarantors or their respective subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, the Guarantors or their respective subsidiaries on the other hand, which is required to be described in the General Disclosure Package and the Offering Memorandum which is not so described therein.
(26)    Loans to Directors and Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Guarantor to or for the benefit of any of the officers or directors of the Company or any Guarantor or any of their respective family members. The Company and the Guarantors have not, directly or indirectly, including through their subsidiaries, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company or any Guarantor, other than any extensions of credit that ceased to be outstanding prior to the date of the Preliminary Offering Memorandum.
(27)    Absence of Labor Dispute. No labor dispute with the employees of the Company, the Guarantors or any of their respective subsidiaries exists or, to the knowledge of each of the Company and the Guarantors, is imminent that would reasonably be expected to have a Material Adverse Effect.
(28)    Absence of Proceedings. Except as disclosed in the General Disclosure Package and the Offering Memorandum there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, the Guarantors, any of their respective subsidiaries or any of their respective properties that, if determined adversely to the Company, the Guarantors or any of their respective subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of any of the Company or any Guarantor to perform its obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) to the Company’s or any Guarantor’s knowledge, are threatened or contemplated.
(29)    Accurate Disclosure; Exhibits. The statements made in the General Disclosure Package and the Offering Memorandum under the captions “Certain U.S. Federal Income Tax Consequences,” “Certain Considerations for ERISA and Other U.S. Employee Benefit Plans” and “Description of Notes,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries, in all material respects, of such legal matters, agreements, documents or proceedings and present the information required to be shown. There are no contracts or documents which are required to be described in the General Disclosure Package or the Offering Memorandum or to be filed as exhibits to a registration statement of the Company or the Parent pursuant to Item 601 of Regulation S-K which have not been so described or filed as required. None of the Company, the Guarantors or any of their respective subsidiaries has knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof.
(30)    Solvency. All indebtedness represented by the Securities is being incurred for proper purposes and in good faith. On the Closing Date, after giving pro forma effect to the offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the General Disclosure Package and the Offering Memorandum, the Company, each Guarantor and their respective subsidiaries (i) will be Solvent (as defined below), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company, each Guarantor and their respective subsidiaries is not less than the total amount required to pay the liabilities of the Company, each Guarantor and their respective subsidiaries on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company, each Guarantor and their respective subsidiaries is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the General Disclosure Package and the Offering Memorandum, none of the Company, any Guarantor or any of their respective subsidiaries is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) none of the Company, any Guarantor or any of their respective subsidiaries is engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company, any Guarantor or any of their respective subsidiaries is engaged; and (v) none of the Company, any Guarantor or any of their respective subsidiaries is otherwise insolvent under the standards set forth in applicable laws.
(31)    Possession of Intellectual Property. The Company, the Parent and their respective subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “Intellectual Property Rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company, the Parent or any of their respective subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(32)    Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company or the Guarantors for the execution, delivery or performance by the Company or the Guarantors of their obligations under the Transaction Documents to which they are a party or for the consummation of the transactions contemplated by such Transaction Documents, including the offering, issuance, sale or delivery of the Securities or the Guarantees, except (i) such as have been obtained or made, (ii) where the failure of the Company or the Guarantors to obtain or make any such consent, approval, authorization, order filing or registration would not reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated herein and (iii) such as may be required under state securities or “Blue Sky” laws.
(33)    Possession of Licenses and Permits. The Company, each Guarantor and their respective subsidiaries possess all adequate certificates, authorizations, franchises, licenses and permits issued by appropriate federal, state, local or foreign regulatory bodies (collectively, “Licenses”) necessary or material to the conduct of the business in the General Disclosure Package and the Offering Memorandum to be conducted by them, except where the failure to have obtained the same would not reasonably be expected to have a Material Adverse Effect. The Company, each Guarantor and their respective subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company, any Guarantor or any of their respective subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(34)    Title to Property. Except as disclosed in the General Disclosure Package and the Offering Memorandum, the Company, the Guarantors and their respective subsidiaries have (i) good and defensible title to all of the interests in oil and natural gas properties underlying the Company’s and the Guarantors’ estimates of their net proved reserves contained in the General Disclosure Package and the Offering Memorandum and (ii) good and marketable title to all other real and personal property reflected in the General Disclosure Package and the Offering Memorandum as assets owned by them, in each case free and clear of all liens, encumbrances and defects except such as (x) are described in the General Disclosure Package and the Offering Memorandum, (y) are liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farmout agreements and other oil and natural gas exploration, participation and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other unmatured obligations and are of a scope and nature customary in the oil and natural gas industry or arise in connection with drilling and production operations, or (z) do not materially affect the value of the properties of the Company, the Guarantors and their respective subsidiaries and do not interfere in any material respect with the use made or proposed to be made of such properties by the Company, the Guarantors or their respective subsidiaries; any other real property and buildings held under lease by the Company, the Guarantors and their respective subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company, the Guarantors or their respective subsidiaries; and the working interests derived from oil, natural gas and mineral leases or mineral interests that constitute a portion of the real property held or leased by the Company, the Guarantors and their respective subsidiaries, reflect in all material respects the rights of the Company, the Guarantors and their respective subsidiaries to explore, develop or produce hydrocarbons from such real property in the manner contemplated by the General Disclosure Package and the Offering Memorandum, and the care taken by the Company, the Guarantors and their respective subsidiaries with respect to acquiring or otherwise procuring such leases or other property interests was generally consistent with standard industry practices in the areas in which the Company, the Guarantors and their respective subsidiaries operate for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons. With respect to interests in oil and natural gas properties obtained by or on behalf of the Company, the Guarantors and their respective subsidiaries that have not yet been drilled or included in a unit for drilling, the Company, the Guarantors and their respective subsidiaries have carried out such title investigations in accordance with the reasonable practice in the oil and natural gas industry in the areas in which the Company, the Guarantors and their respective subsidiaries operate.
(35)    Rights-of-Way. The Company and the Guarantors and their respective subsidiaries have such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable the Company and each Guarantor to conduct its business in the manner described in the General Disclosure Package and the Offering Memorandum, subject to qualifications as may be set forth in the General Disclosure Package and the Offering Memorandum, except where failure to have such rights-of-way would not have, individually or in the aggregate, a Material Adverse Effect.
(36)    Status of Oil and Natural Gas Leases. As of the date hereof, (i) all royalties, rentals, deposits and other amounts owed under the oil and natural gas leases constituting the oil and natural gas properties of the Company, the Guarantors and their respective subsidiaries have been properly and timely paid (other than amounts held in suspense accounts pending routine payments or related to disputes about the proper identification of royalty owners and except where the failure to timely pay or pay such amounts would not reasonably be expected to have a Material Adverse Effect); and no material amount of proceeds from the sale or production attributable to the oil and natural gas properties of the Company, the Guarantors and their respective subsidiaries are currently being held in suspense by any purchaser thereof, except where such amounts due would not reasonably be expected to have a Material Adverse Effect, and (ii) there are no claims under take-or-pay contracts pursuant to which oil and natural gas purchasers have any make-up rights affecting the interests of the Company, the Guarantors or their respective subsidiaries in their respective oil and natural gas properties, except where such claims would not reasonably be expected to have a Material Adverse Effect.
(37)    Reserve Engineers. Cawley, Gillespie & Associates, Inc. (“Cawley”), a reserve engineer that prepared (i) a reserve report on estimated proved oil, natural gas and natural gas liquids (“NGL”) reserves held by the Parent as of December 31, 2022 and (ii) a reserve report on the Retained Assets’ estimated proved oil, natural gas and NGL reserves as of May 1, 2023, was, as of the date of preparation of such reserve report, and is, as of the date hereof, an independent petroleum engineer with respect to each of the Parent and Novo.
(38)    Reserve Reports Information. The information contained in the General Disclosure Package and the Offering Memorandum regarding estimated proved reserves is based upon the reserve reports prepared by Cawley. The information provided to

Cawley by the Parent, the Company and Novo, including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production was true and correct in all material respects on the date that such report was made. Such information was provided to Cawley in accordance with all customary industry practices.
(39)    Reserve Reports (Parent). The oil and natural gas reserve estimates of the Parent as of December 31, 2022 contained or incorporated by reference in each of the General Disclosure Package and the Offering Memorandum are derived from a report prepared by Cawley; such estimates accurately reflect in all material respects the ownership interests of the Parent in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the General Disclosure Package and the Offering Memorandum, the Parent and the Company are not aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described in the General Disclosure Package and the Offering Memorandum and reflected in the reserve report of the Parent; and estimates of such reserves and present values as described in the General Disclosure Package and the Offering Memorandum and reflected in the reserve report comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the 1933 Act.
(40)    Reserve Reports (Retained Assets).    The information contained or incorporated by reference in the General Disclosure Package and the Offering Memorandum regarding the estimated proved reserves of the oil and natural gas assets of the Retained Assets as of May 1, 2023, is based upon a reserve report prepared by Cawley. Cawley has represented to the Company that it is an independent petroleum engineer with respect to Novo for the periods set forth in the General Disclosure Package and the Offering Memorandum. To the knowledge of the Company and the Guarantors, such estimates fairly reflect, in all material respects, the oil and natural gas reserves of the Retained Assets as of May 1, 2023.
(41)    Investment Company Act. The Company, each Guarantor and each of their respective subsidiaries is not and, after giving effect to the issuance and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Offering Memorandum, will not be (i) an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).
(42)    Ratings. No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the 1934 Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s or Parent’s retaining any rating assigned to the Company, Parent or any securities of the Company or the Parent or (ii) has indicated to the Company or the Parent that it is considering any of the actions described in Section 5(h) hereof.
(43)    Environmental Laws. Except as disclosed in the General Disclosure Package and the Offering Memorandum, (a) (i) none of the Company, the Guarantors or any of their respective subsidiaries is in violation of, and does not have any liability under, any federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances (as defined below), to the protection or restoration of the environment or natural resources, to health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”), (ii) to the knowledge of the Company and the Guarantors, none of the Company, the Guarantors or any of their respective subsidiaries own, occupy, operate or use any real property contaminated with Hazardous Substances, (iii) none of the Company, the Guarantors or any of their respective subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) to the knowledge of the Company and the Guarantors, none of the Company, the Guarantors or any of their respective subsidiaries is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v) none of the Company, the Guarantors or any of their respective subsidiaries is subject to any pending, or to the Company’s and the Guarantors’ knowledge threatened, claim by any governmental agency or governmental body or person arising under Environmental Laws or relating to Hazardous Substances, and (vi) the Company, the Guarantors and their respective subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their business, except in each case covered by clauses (i)-(vi) such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) to the knowledge of the Company and the Guarantors, the Guarantors and their respective subsidiaries there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would reasonably be expected to have a Material Adverse Effect; and (c) in the ordinary course of its business, the Company, the Guarantors and their respective subsidiaries periodically evaluate the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations and financial condition of the Company and the Parent, and, on the basis of such evaluation, the Company, the Guarantors and their respective subsidiaries have reasonably concluded that such Environmental Laws will not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this subsection “Hazardous Substances” means (i) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, per- and polyfluroalklyl substances and mold, and (ii) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.
(44)    Tax Returns. The Company, the Parent and each of their respective subsidiaries has filed all federal, state, local and foreign tax returns required to be filed or have requested extensions thereof (except in any case in which the failure to so file would not result in a Material Adverse Effect), through the date of this Agreement and have paid all taxes required to be paid thereon (except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or the Parent included or incorporated by reference in the General Disclosure Package and the Offering Memorandum or in which the failure to pay would not result in a Material Adverse Effect), and no tax deficiency has been, or could reasonably be expected to be, asserted against the Company, the Parent or any of their respective subsidiaries that would result in a Material Adverse Effect.
(45)    Insurance. The Company, the Parent and their respective subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company, the Parent or any of their respective subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company, the Parent and their respective subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company, the Parent or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company, the Parent or any such subsidiary has been refused any insurance coverage sought or applied for; neither the Company, the Parent nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package.
(46)    Internal Controls and Compliance with the Sarbanes-Oxley Act. Except as set forth in the General Disclosure Package and the Offering Memorandum, the Parent, its subsidiaries and the Parent’s Board of Directors (the “Board”) are in compliance with all applicable provisions of Sarbanes-Oxley and all applicable Exchange Rules. The Parent maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the applicable Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules. Since January 1, 2020, the Parent has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 90 days the Parent does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls, any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would reasonably be expected to have a Material Adverse Effect.
(47)    Margin Requirements. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), will violate or result in a violation of Section 7 of the 1934 Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.
(48)    Absence of Manipulation. The Company and the Guarantors have not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
(49)    Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in the General Disclosure

Package and the Offering Memorandum are based on or derived from sources that the Company, the Parent and the Guarantors believe to be reliable and accurate.
(50)    ERISA Compliance. Except where the failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company, the Guarantors or any of their respective subsidiaries and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; (ii) each of the Company, the Guarantors and their respective subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; (iii) neither the Company, the Guarantors nor any of their respective subsidiaries maintain or are required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); (iv) each pension plan and welfare plan established or maintained by the Company, the Guarantors and/or any of their respective subsidiaries are in compliance with the currently applicable provisions of ERISA, and (v) neither the Company, the Guarantors nor any of their respective subsidiaries have incurred or would reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.
(51)    Anti-Corruption. Neither the Company, the Guarantors nor any of their respective subsidiaries or affiliates, nor, to the knowledge of the Company and the Guarantors, the Novo Entities, nor any director, officer or employee of the foregoing, nor, to the Company’s or any Guarantor’s knowledge, any agent or representative of the Company, the Guarantors or of any of their respective subsidiaries or affiliates, nor, to the knowledge of the Company and the Guarantors, any agent or representative of any Novo Entity, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company, the Guarantors and their respective subsidiaries and affiliates and, to the knowledge of the Company and the Guarantors, each Novo Entity and its affiliates have conducted their businesses in compliance with applicable anti-bribery and anti-corruption laws, rules and regulations and have instituted and maintain and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.
(52)    Anti-Money Laundering. The operations of the Company, the Guarantors and their respective subsidiaries and, to the knowledge of the Company and the Guarantors, the Novo Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), and the applicable anti-money laundering statutes of jurisdictions where the Company, the Guarantors and their respective subsidiaries and, to the knowledge of the Company and the Guarantors, the Novo Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their respective subsidiaries and, to the knowledge of the Company and the Guarantors, the Novo Entities, with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or the Guarantors, threatened.
(53)    Economic Sanctions.
(i)    None of the Company, the Guarantors nor any of their respective subsidiaries nor, to the knowledge of the Company and the Guarantors, any Novo Entity, or any director, officer, or employee thereof, or, to the Company’s or any Guarantor’s knowledge, any agent, affiliate or representative of the Company, the Guarantors or any of their respective subsidiaries nor, to the knowledge of the Company and the Guarantors, any Novo Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:
(A)    the subject of any sanctions administered or enforced by the U.S. government, including without limitation, the U.S. Department of Treasury’s Office of Foreign Assets Control (OFAC), the United Nations Security Council (UN), the European Union (EU), His Majesty’s Treasury (UK HMT), the Swiss Secretariat of Economic Affairs (SECO), the Hong Kong Monetary Authority, the Monetary Authority of Singapore (MAS), or other relevant sanctions authority with jurisdiction over the Company, the Guarantors, their respective subsidiaries, and the Novo Entities (collectively, “Sanctions”), nor
(B)    located, organized or resident in a country or territory that is the subject of comprehensive Sanctions amounting to an embargo (the “Sanctioned Jurisdictions”) (including without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic region of Ukraine, the so-called Luhansk People’s Republic region of Ukraine, Cuba, Iran, North Korea, and Syria).
(ii)    None of the Company, the Guarantors or any of their respective subsidiaries will, directly or indirectly, use the proceeds of the sale of its Securities under this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
(A)    to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is the subject of Sanctions or in any country or territory that is, at the time of such funding or facilitation, a Sanctioned Jurisdiction, in each case except as authorized by applicable Sanctions; or
(B)    in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, initial purchaser, advisor, investor or otherwise).
(iii)    For the past five years, the Company, the Guarantors and their respective subsidiaries, nor, to the knowledge of the Company and the Guarantors, the Novo Entities have not knowingly engaged in, are not now to the knowledge of the Company and the Guarantors engaged in, and will not engage in, any dealings or transactions in violation of applicable Sanctions with any Person that at the time of the dealing or transaction is or was the subject of Sanctions or in any country or territory that at the time of the dealing or transaction is or was a Sanctioned Jurisdiction.
(54)    Cybersecurity. The Company, the Guarantors and their respective subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company, the Guarantors and their respective subsidiaries as currently conducted. To the knowledge of the Company and the Guarantors their IT Systems are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company, the Guarantors and their respective subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to maintain that are designed and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses. To the knowledge of the Company and the Guarantors, there have been no breaches, violations, outages or unauthorized uses of or accesses to the IT Systems or Personal Data, except for those that have been remedied without material cost or liability or the duty to notify any other person, and there are no incidents under internal review or investigations relating to the same. The Company, the Guarantors and their respective subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use or access, misappropriation or modification. The Company, the Guarantors and their respective subsidiaries are, and at all prior times were, in material compliance with all applicable data privacy and security laws, statutes, judgements, orders, rules and regulations of any court or arbitrator or any other governmental or regulatory authority and all applicable laws regarding the collection, use, transfer, export, storage, protection, disposal or disclosure by the Company and its subsidiaries of Personal Data collected from or provided by third parties (collectively, the “Privacy Laws”). The Company, the Guarantors and their respective subsidiaries have in place, comply with, and take appropriate steps reasonably designed to (i) ensure material compliance with its published privacy policies, all third-party obligations and industry standards regarding Personal Data; and (ii) reasonably protect the security and confidentiality of all Personal Data (collectively, the “Privacy Policies”). None of such disclosures made or contained in the Privacy Policies have been inaccurate, misleading, deceptive or in violation of any Privacy Laws or Privacy Policies in any material respect. To the knowledge of the Company and the Guarantors, the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of violation of any Privacy Laws or Privacy Policies. Neither the Company nor the Guarantors or any of their respective subsidiaries has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Privacy Laws or Privacy Policies that would have a Material Adverse Effect. To the Company’s knowledge, there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with Privacy Laws or Privacy Policies.
(55)    The Novo Acquisition Agreement. To the knowledge of the Company and the Guarantors, the representations and warranties of the Novo Sellers and the Novo Entities contained in the Novo Acquisition Agreement (as qualified therein and in the disclosure schedules thereto) were, as of the date of the Novo Acquisition Agreement, and are, as of the date hereof, as of the Applicable Time, and as of the Closing Date referred to in Section 2(b) hereof, true and accurate in all material respects (or, if any such representations or warranties are qualified by materiality, material adverse effect or similar language, true and correct in all respects). The Novo Acquisition Agreement has been duly authorized, executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, is a valid and binding agreement of, the Company, enforceable in accordance with its terms. The Company has not received any notice of termination of the Novo Acquisition Agreement from the Novo Sellers and the Company has no reason to believe that, and has not received notice from the Novo Sellers that, the Novo Seller’s conditions to the closing of the transactions contemplated by the Novo Acquisition Agreement will not be satisfied within the timeframe contemplated therein.
Any certificate signed by any officer of the Company or any Guarantor (whether signed on behalf of such officer, the Company or such Guarantor) and delivered to the Representative or to counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters covered thereby.
SECTION 2. Sale and Delivery to Initial Purchasers; Closing; Agreements to Sell, Purchase and Resell.
(a)    The Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each of the Guarantors agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company and each of the Guarantors, the aggregate principal amount of the Securities set forth opposite such Initial Purchaser’s name in Exhibit A hereto plus any additional principal amount of the Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof, in each case at a price equal to 96.468% of the principal amount thereof plus accrued interest, if any, from June 30, 2023 to the Closing Date.
(b)    Payment. Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Latham & Watkins LLP, 300 Colorado St., Suite 2400, Austin, Texas 78701, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 a.m., New York City time, on June 30, 2023 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the “Closing Date”).
(c)    Delivery of the Securities. The Company shall make one or more global certificates (collectively, the “Global Securities”) representing the Securities available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date and, on or prior to the Closing Date, the Company shall deliver the Global Securities to DTC or to the Trustee, acting as custodian for DTC, as applicable. Delivery of the Securities to the Initial Purchasers on the Closing Date shall be made through the facilities of DTC unless the Representative shall otherwise instruct.
(d)    Representations of the Initial Purchasers. Each of the Initial Purchasers, severally and not jointly hereby represents and warrants to the Company that it intends to offer the Securities for sale upon the terms and conditions set forth in this Agreement, in the General Disclosure Package and the Offering Memorandum. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company on the basis of the representations, warranties and agreements of the Company and the Guarantors, that such Initial Purchaser: (i) is a QIB; (ii) in connection with the Exempt Resales, will sell the Securities only to the Eligible Purchasers; and (iii) will not engage in any directed selling efforts within the meaning of Rule 902 under the 1933 Act, in connection with the offering of the Securities. The Initial Purchasers have advised the Company that they will resell the Securities to Eligible Purchasers at a price initially equal to 97.968% of the principal amount thereof, plus accrued interest, if any, from June 30, 2023. Such price may be changed by the Initial Purchasers at any time without notice. Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to this Agreement, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.
SECTION 3. Covenants of the Company and the Guarantors. The Company and each Guarantor, jointly and severally, covenants with each Initial Purchaser as follows:
(a)    Securities Law Compliance. The Company will (i) advise each Initial Purchaser promptly after obtaining knowledge (and, if requested by any Initial Purchaser, confirm such advice in writing) of (x) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (y) the happening of any event that makes any statement of a material fact made in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, untrue or that requires the making of any additions to or changes in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.
(b)    Amendments. The Company will give the Representative notice of its intention to prepare any amendment, supplement or revision to the Preliminary Offering Memorandum, the Offering Memorandum or any Issuer Free Writing Document, and the Company will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed use, and will not use any such document to which the Representative or counsel for the Initial Purchasers shall reasonably object, except as required by law. The Company has given the Representative notice of any filings made by Parent pursuant to the 1934 Act or the 1934 Act

Regulations within 48 hours prior to the Applicable Time. The Company will give the Representative notice of the Parent’s intention to make any such filing from and after the Applicable Time through the Closing Date (or, if later, through the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers) and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Initial Purchasers shall reasonably object.
(c)    Delivery of Disclosure Documents to the Representative. The Company will deliver to the Representative and counsel for the Initial Purchasers, within a reasonable time and without charge, such number of copies of the Preliminary Offering Memorandum, the Pricing Term Sheet and the Offering Memorandum and any amendment or supplement to any of the foregoing as they reasonably request.
(d)    Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated by this Agreement, the General Disclosure Package and the Offering Memorandum. If at any time prior to the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) so that the General Disclosure Package or the Offering Memorandum, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum (or, in each case, any documents incorporated by reference therein) in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with such requirements, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. If at any time an event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement any Issuer Free Writing Document so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Document in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare and, subject to Section 3(b) hereof distribute, such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request.
(e)    Use of Offering Materials. The Company and each Guarantor consents to the use of the General Disclosure Package and the Offering Memorandum in accordance with the securities or “Blue Sky” laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.
(f)    “Blue Sky” and Other Qualifications. The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign limited liability company or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities.
(g)    Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Preliminary Offering Memorandum and the Offering Memorandum under “Use of Proceeds.”
(h)    Restriction on Sale of the Securities. From and including the date of this Agreement through and including the 45th day after the date of this Agreement, the Company and the Guarantors will not, without the prior written consent of Wells Fargo, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the Company or any Guarantor (other than the Securities issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Company or any Guarantor.
(i)    Rule 144A Information. So long as any of the Securities are outstanding, the Company and the Guarantors will, furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Securities and prospective purchasers of the Securities the information required by Rule 144A(d)(4) under the 1933 Act (if any).
(j)    Pricing Term Sheet. The Company will prepare the Pricing Term Sheet reflecting the final terms of the Securities, to be attached hereto as Exhibit C and otherwise in form and substance satisfactory to the Representative; provided that the Company will furnish the Representative with copies of any such Pricing Term Sheet and will not use any such document to which the Representative or counsel to the Initial Purchasers shall reasonably object.

(k)    Preparation of the Offering Memorandum. Immediately following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Offering Memorandum, which shall contain the public offering price and terms of the Securities, the plan of distribution thereof and such other information as the Representative and the Company may deem appropriate.
(l)    DTC. The Company will use its best efforts to permit the Securities to be eligible for clearance and settlement through DTC.
(m)    No Stabilization. The Company, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Securities.
(n)    No Affiliate Resales. During the period of one year (calculated in accordance with paragraph (d) of Rule 144 under the 1933 Act) after the Closing Date, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the 1933 Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the 1933 Act.
(o)    No General Solicitation. In connection with any offer or sale of the Securities, the Company and the Guarantors will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company and the Guarantors make no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act) or any public offering within the meaning of Section 4(a)(2) of the 1933 Act in connection with any offer or sale of the Securities and/or (ii) in any directed selling effort with respect to the Securities within the meaning of Regulation S under the 1933 Act, and to comply with the offering restrictions requirement of Regulation S of the 1933 Act.
(p)    No Integration. The Company will not, and will ensure that no affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the 1933 Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the 1933 Act of the sale to the Initial Purchaser or to the Eligible Purchasers of the Securities.
(q)    Transaction Documents. The Company and the Guarantors will do and perform all things required or necessary to be done and performed under the Transaction Documents to which it is a party by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.
SECTION 4. Payment of Expenses.
(a)    Expenses. The Company and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation and printing of the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing,

(ii) the word processing and delivery to the Initial Purchasers of each of the Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities and the issuance and delivery of the Securities to the Initial Purchasers, including any issue or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Initial Purchasers, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company and the Guarantors, (v) the qualification or exemption of the Securities under Securities Laws in accordance with the provisions of Section 3(f) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky survey and any supplements thereto, (vi) the preparation, printing and delivery to the Initial Purchasers of copies of the Preliminary Offering Memorandum, the General Disclosure Package, the Offering Memorandum and any Issuer Free Writing Documents and any amendments or supplements to any of the foregoing and any costs associated with electronic delivery of any of the foregoing, (vii) the preparation, printing and delivery to the Initial Purchasers of copies of the Blue Sky survey and any Canadian “wrapper” and any supplements thereto and any costs associated with electronic delivery of any of the foregoing, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Transaction Documents, (ix) all fees charged by any rating agencies for rating the Securities and all expenses and application fees incurred in connection with the approval of the Securities for clearance, settlement and book-entry transfer through DTC, and (x) all travel expenses (including one-half of any expenses related to chartered aircraft, if any, of the Initial Purchasers and the Parent’s or the Company’s officers and employees) of each Initial Purchaser and the Parent’s or the Company’s officers and employees and any other expenses of each Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Securities, and expenses associated with any electronic road show. It is understood, however, that except as provided in this Section 4 and Sections 6 and 7 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel.
(b)    Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a)(i) or Section 9(a)(iii) hereof, the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.
SECTION 5. Conditions of Initial Purchasers’ Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy, on the date hereof and at the Closing Date (except to the extent that any such representation and warranty relates to an earlier date (in which case on and as of such earlier date)), of the representations and warranties of the Company and the Guarantors contained in this Agreement, or in certificates signed by any officer of the Company or any Guarantor (whether signed on behalf of such officer, the Company or such Guarantor) delivered to the Representative or counsel for the Initial Purchasers, to the performance by the Company and the Guarantors of their respective covenants and other obligations hereunder, and to the following further conditions:
(a)    Opinion and 10b-5 Statement of Counsel for Company and the Guarantors. At the Closing Date, Kirkland & Ellis LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Representative, in form and substance reasonably satisfactory to the Representative.
(b)    Opinion and 10b-5 Statement of Counsel for Initial Purchasers. At the Closing Date, Latham & Watkins LLP, counsel for the Initial Purchasers, shall have furnished to the Representative, an opinion and 10b-5 statement, addressed to the Representative, in form and substance reasonably satisfactory to the Representative.
(c)    Officers’ Certificate. At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a Material Adverse Effect. At the Closing Date, the Representative shall have received a certificate, signed on behalf of the Company and each Guarantor by an executive officer of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect that (i) there shall have not occurred, since the date hereof, any event having a Material Adverse Effect, (ii) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date and (iii) the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement.
(d)    Comfort Letters. At the time of the execution of this Agreement, the Representative shall have received from each of Moss Adams, Grant Thornton and Deloitte a letter or letters, as applicable, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained in the General Disclosure Package, any Issuer Free Writing Documents (other than any electronic road show) and the Offering Memorandum and any amendments or supplements to any of the foregoing.
(e)    Bring-down Comfort Letters. At the Closing Date, the Representative shall have received from each of Moss Adams, Grant Thornton and Deloitte a letter or letters, as applicable, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.
(f)    Cawley Reserve Engineer Letter. At the time of the execution of this Agreement, the Representative shall have received from Cawley a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, (i) confirming that as of January 23, 2023 and June 14, 2023, the dates of its reserve reports, it was an independent reserve engineer with respect to the Parent, its consolidated subsidiaries and Novo, and that, as of the date of such letter, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve report and (ii) otherwise in form and substance acceptable to the Representative.
(g)    Cawley Bring-down Reserve Engineer Letter. At the Closing Date, the Representative shall have received from Cawley a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(h)    No Downgrade. There shall not have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by the Company or any Guarantor by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on the Company or any such debt securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Company or any such debt securities has been placed on negative outlook.
(i)    DTC Eligibility. The Securities shall be eligible for clearance and settlement through DTC.
(j)    Transaction Documents. Each of the Company, the Guarantors and the other parties thereto shall have executed and delivered each of the Transaction Documents to which it is a party, and the Initial Purchasers shall have received authentic copies thereof, duly executed by the Company, the Guarantors and the other parties thereto.
(k)    Additional Documents. At the Closing Date, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representative or counsel for the Initial Purchasers may otherwise reasonably request; and all proceedings taken by the Company or any Guarantor in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative.
(l)    Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company and the Guarantors at any time on or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 4(b), 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive any such termination of this Agreement and remain in full force and effect.
SECTION 6. Indemnification.
(a)    Indemnification by the Company and the Guarantors. The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, and its and their officers, directors, employees, agents, partners and members and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or any amendment or supplement to any of the foregoing), or in any materials, presentations or information provided to investors by, or with the approval of, the Company or any Guarantor in connection with the marketing of the offering of the Securities, including any road show or investor presentations made available to investors by the Company or the Parent (whether in person or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of, or pursuant to a judgment or other disposition in, any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Guarantors; and
(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about any Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or in any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.
(b)    Indemnification by the Initial Purchasers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, their respective affiliates, officers, directors, employees, agents, partners and members and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Offering Memorandum, any Issuer Free Writing Document or the Offering Memorandum (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use therein. The Company and the Guarantors hereby acknowledge and agree that the information furnished to the Company and any Guarantor by the Initial Purchasers through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document or the Offering Memorandum (or any amendment or supplement to any of the foregoing), consists exclusively of the following information appearing under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum: the fourth paragraph, the third and fourth sentences of the sixth paragraph and the ninth, tenth and eleventh paragraphs, all under such caption.

(c)    Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action (including any proceeding, governmental or regulatory investigation) commenced against it in respect of which indemnity may be sought hereunder; provided, however, that the failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6; provided further, that the failure to so notify such indemnifying party shall not relive such indemnifying party from any liability that it may have to such indemnified party otherwise than under this Section 6. Counsel to the indemnified parties shall be selected as follows: counsel to the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above shall be selected by Wells Fargo; and counsel to the Company, the Parent and the Guarantors, their respective affiliates, officers, directors, employees, agents, partners and members and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company and the Guarantors. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above; and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company and the Guarantors, their respective affiliates, officers, directors, employees, agents, partners and members and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d)    Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the Initial Purchasers, in each case as determined pursuant to this Agreement, bear to the aggregate initial offering price of the Securities as set forth on the cover of the Offering Memorandum.
The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or by the Initial Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Securities initially purchased by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 7, each affiliate, officer, director, employee, partner and member of each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each of the respective affiliates, officers, directors, employees, agents, partners and members of the Company and each Guarantor, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantors. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of the Securities set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates signed by any officer of the Company or any of their subsidiaries (whether signed on behalf of such officer, the Company or such subsidiary) and delivered to the Representative or counsel to the Initial Purchasers, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, its affiliates and any of their any officers, directors, employees, partners, members or agents of any Initial Purchaser or any person controlling any Initial Purchaser, or by or on behalf of the Company, any Guarantor, any of their affiliates, officers, directors, employees, agents, partners and members or any person controlling the Company or any Guarantor, and shall survive delivery of and payment for the Securities.
SECTION 9. Termination of Agreement.
(a)    Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Guarantors, at any time on or prior to the Closing Date (i) if there has been, at any time on or after the date of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or otherwise), results of operations, business, properties, management or prospects of the Parent and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, there has occurred any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities or to enforce contracts for the sale of the Securities, (iii) if trading in any securities of the Company or any of the Guarantors has been suspended or materially limited by the Commission or the NYSE, (iv) if trading generally on the NYSE, the Nasdaq Global Select Market, the Nasdaq Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission or any other governmental authority, or if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (v) if a banking moratorium has been declared by either Federal or New York authorities.
(b)    Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 4(b), 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive such termination and remain in full force and effect.
SECTION 10. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the aggregate principal amount of the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other purchaser, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)    if the aggregate principal amount of the Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective purchase obligations hereunder bear to the purchase obligations of all non-defaulting Initial Purchasers; or
(ii)    if the number of the Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.
No action taken pursuant to this Section 10 shall relieve any defaulting Initial Purchaser from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement, the Representative or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the General Disclosure Package or the Offering Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 10.
SECTION 11. Notices. All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, or transmitted by fax (with the receipt of any such fax to be confirmed by telephone). Notices to the Initial Purchasers shall be directed to the Representative at Wells Fargo Securities, LLC, c/o Wells Fargo Securities, LLC, 550 S. Tryon Street, 5th Floor, Charlotte, North Carolina, 28202; Attention: Leveraged Syndicate, with a copy to Latham & Watkins LLP, 300 Colorado St., Suite 2400, Austin, Texas 78701; Attention: Michael Chambers and David Miller; and notices to the Company or any Guarantor shall be directed to it at 1400 Woodloch Forest Drive, Suite 300, The Woodlands, Texas 77380, Attention: Robert J. Anderson.
SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company, the Guarantors and their respective successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 hereof and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company, the Guarantors and their respective successors, and said controlling persons and other indemnified parties and their successors, heirs and legal representatives, and for the benefit of no other person or entity. No purchaser of the Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.
SECTION 13. Governing Law and Time. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
SECTION 14. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:
“Applicable Time” means 4:30 p.m., New York City time, on June 27, 2023.
“Commission” means the U.S. Securities and Exchange Commission.
“DTC” means The Depository Trust Company.
“NYSE” means the New York Stock Exchange.
“Organizational Documents” means (i) in the case of a corporation, its charter and bylaws; (ii) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (iii) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (iv) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (v) in the case of any other entity, the organizational and governing documents of such entity.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.
“Securities Laws” means, collectively, the Sarbanes-Oxley Act, the Securities Act, the Exchange Act, the rules and regulations of the Commission, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the New York Stock Exchange and The Nasdaq Stock Market LLC (“Exchange Rules”).
“Transaction Documents” means this Agreement, the Indenture, the Securities and the Guarantees, collectively.
“1933 Act” means the Securities Act of 1933, as amended.
“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.
“1939 Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.
All references in this Agreement to the Preliminary Offering Memorandum and the Offering Memorandum, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing shall be deemed to include all versions thereof delivered (physically or electronically) to the Representative or the Initial Purchasers.
All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Preliminary Offering

Memorandum or the Offering Memorandum (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be; and all references in this Agreement to amendments or supplements to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum.
SECTION 16. Permitted Free Writing Documents. The Company and each Guarantor represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representative, it will not make, and each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Company, the Guarantors and the Representative, it will not make, any offer relating to the Securities that (if the offering of the Securities was made pursuant to a registered offering under the 1933 Act) would constitute an “Issuer Free Writing Prospectus” (as defined in Rule 433) (any such document, a “Issuer Free Writing Document”) or that would constitute a “free writing prospectus” (as defined in Rule 405) which would be required to be filed with the Commission in connection with an offering registered under the 1933 Act, in the case of any Initial Purchasers; provided that the prior written consent of the Company, the Guarantors and the Representative shall be deemed to have been given in respect of the Issuer Free Writing Documents, if any, listed on Exhibit D hereto and to any electronic road show in the form previously provided by the Company or the Parent to and approved by the Representative.
SECTION 17. Absence of Fiduciary Relationship. Each of the Company and the Guarantors acknowledge and agree that:
(a)    each of the Initial Purchasers is acting solely as an initial purchaser in connection with the sale of the Securities and no fiduciary, advisory or agency relationship between the Company and any Guarantor, on the one hand, and any of the Initial Purchasers, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Initial Purchasers has advised or is advising the Company or any Guarantor on other matters (it being understood that in any event that no Initial Purchaser shall be deemed to have provided legal, accounting or tax advice to the Company, any Guarantor or any of their respective subsidiaries);
(b)    the offering price of the Securities and the price to be paid by the Initial Purchasers for the Securities set forth in this Agreement were established by the Company and the Guarantors following discussions and arms-length negotiations with the Representative;
(c)    they are capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;
(d)    they are aware that the Initial Purchasers and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Guarantors and that none of the Initial Purchasers has any obligation to disclose such interests and transactions to the Company or the Guarantors by virtue of any fiduciary, advisory or agency relationship or otherwise;
(e)    the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate; and

(f)    they waive, to the fullest extent permitted by law, any claims they may have against any of the Initial Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Initial Purchasers shall have any liability (whether direct or indirect, in contract, tort or otherwise) to them in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on their behalf or in right of them or the Company, the Guarantors or any stockholders, employees or creditors of the Company or any Guarantor.
SECTION 18. Research Analyst Independence and Other Activities of the Initial Purchasers. The Company and the Guarantors acknowledge that the Initial Purchasers’ research analysts and research departments are required to be separate from, and not influenced by, their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company or the Guarantors and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Company or the Guarantors may have against the Initial Purchasers arising from the fact that the views expressed by their research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Guarantors by such Initial Purchasers’ investment banking divisions. The Company and the Guarantors also acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers, may make recommendations and provide other advice, and may hold long or short positions in debt or equity securities of, or derivative products related to, the companies that may be the subject of the transactions contemplated by this Agreement and the Company and the Guarantors hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Company or the Guarantors may have against the Initial Purchasers with respect to any such other activities.
SECTION 19. Waiver of Jury Trial. The Company, the Guarantors and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
SECTION 20. Consent to Jurisdiction. The Company, the Guarantors and each of the Initial Purchasers hereby submit to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and the Company, the Guarantors and each of the Initial Purchasers irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding in any such court arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.
SECTION 21. Compliance with USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
SECTION 22. Recognition of the U.S. Special Resolution Regimes. In the event that any Initial Purchaser that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
    In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
    For purposes of this Section 22, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
SECTION 23. Entire Agreement; Counterparts. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 24. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
SECTION 25. Authority of Representative. Any action by the Initial Purchasers hereunder may be taken by Wells Fargo on behalf of the Initial Purchasers, and any such action taken by Wells Fargo shall be binding upon the Initial Purchasers.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.
Very truly yours,
COMPANY:

EARTHSTONE ENERGY HOLDINGS, LLC
By /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: Chief Executive Officer & President

GUARANTORS:

EARTHSTONE ENERGY, INC.
By /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: Chief Executive Officer & President

EARTHSTONE OPERATING, LLC
By /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: Chief Executive Officer & President

SABINE RIVER ENERGY, LLC
By /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: Chief Executive Officer & President

Signature Page to Purchase Agreement

EARTHSTONE PERMIAN LLC
By /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: Chief Executive Officer & President

INDEPENDENCE RESOURCES TECHNOLOGIES, LLC
By /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: Chief Executive Officer & President

Signature Page to Purchase Agreement

CONFIRMED AND ACCEPTED, as of the date first above written:
WELLS FARGO SECURITIES, LLC
By /s/ Ruben A. Doria
Authorized Signatory

For itself and as Representative of the Initial Purchasers named in Exhibit A hereto.
Signature Page to Purchase Agreement

EXHIBIT A

Name of Initial Purchaser	Principal Amount of Securities
Wells Fargo Securities, LLC	$105,125,000
Truist Securities, Inc.	70,000,000
RBC Capital Markets, LLC	52,500,000
BofA Securities, Inc.	23,625,000
Capital One Securities, Inc.	23,625,000
Citigroup Global Markets Inc.	23,625,000
Citizens Capital Markets, Inc.	23,625,000
J.P. Morgan Securities LLC	23,625,000
KeyBanc Capital Markets, Inc.	23,625,000
Mizuho Securities USA LLC	23,625,000
PNC Capital Markets LLC	23,625,000
U.S. Bancorp Investments, Inc.	23,625,000
Fifth Third Securities, Inc.	20,000,000
Regions Securities LLC	14,750,000
BOK Financial Securities, Inc.	10,000,000
FHN Financial Securities Corp.	8,750,000
Comerica Securities, Inc.	6,250,000
Total	$500,000,000
A-1

EXHIBIT B
Guarantors
Earthstone Energy, Inc.
Earthstone Operating, LLC
Sabine River Energy, LLC
Earthstone Permian LLC
Independence Resources Technologies, LLC
B-1

EXHIBIT C
PRICING TERM SHEET
[Attached]

C-1

EXHIBIT D
ISSUER FREE WRITING DOCUMENTS
(1)    None.

D-1